EXHIBIT 10.(b)
                                                                  --------------

                       THE NOTTINGHAM INVESTMENT TRUST II

                      CHIEF EXECUTIVE OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the semi-annual report of the Capital Value Fund (the "Fund") of The Nottingham Investment Trust II on Form N-CSR for the period ended September 30, 2003, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Richard K. Bryant, chief executive officer (or equivalent thereof) of the Fund, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Date: November 18, 2003     By: /s/ Richard K. Bryant
                                __________________________________
                                Richard K. Bryant
                                Trustee, The Nottingham Investment Trust II
                                President and Principal Executive Officer,
                                Capital Value Fund


     A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.

                       THE NOTTINGHAM INVESTMENT TRUST II

                      CHIEF EXECUTIVE OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the semi-annual report of the EARNEST Partners Fixed Income Trust (the "Fund") of The Nottingham Investment Trust II on Form N-CSR for the period ended September 30, 2003, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Michael T. McRee, chief executive officer (or equivalent thereof) of the Fund, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Date: November 18, 2003     By: /s/ Michael T. McRee
                                ______________________________
                                Michael T. McRee
                                President and Principal Executive Officer,
                                EARNEST Partners Fixed Income Trust


     A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.






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                       THE NOTTINGHAM INVESTMENT TRUST II

                      CHIEF EXECUTIVE OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the semi-annual report of The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund, The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, and The Brown Capital Management Mid-Cap Fund (the "Brown Capital Management Funds") of The Nottingham Investment Trust II on Form N-CSR for the period ended September 30, 2003, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Keith A. Lee, chief executive officer (or equivalent thereof) of the Brown Capital Management Funds, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Brown Capital Management Funds.


Date: November 18, 2003     By: /s/ Keith A. Lee
                                ____________________________
                                Keith A. Lee
                                Trustee, The Nottingham Investment Trust II
                                Vice President and Principal Executive Officer, Brown Capital Management Funds


     A signed original of this written statement required by Section 906 has been provided to the Brown Capital Management Funds and will be retained by the Brown Capital Management Funds and furnished to the Securities and Exchange Commission or its staff upon request.

                       THE NOTTINGHAM INVESTMENT TRUST II

                      CHIEF EXECUTIVE OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the semi-annual report of the WST Growth Fund (the "Fund") of The Nottingham Investment Trust II on Form N-CSR for the period ended September 30, 2003, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Lawrence N. Smith, chief executive officer (or equivalent thereof) of the Fund, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Date: November 18, 2003     By: /s/ Lawrence N. Smith
                                _____________________________
                                Lawrence N. Smith
                                Principal Executive Officer, WST Growth Fund


     A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.

                       THE NOTTINGHAM INVESTMENT TRUST II

                      CHIEF FINANCIAL OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the semi-annual reports of each of the funds of The Nottingham Investment Trust II (the "Funds") on Form N-CSR for the period ended September 30, 2003, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, C. Frank Watson III, chief financial officer (or equivalent thereof) of the Funds, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Date: November 18, 2003     By: /s/ C. Frank Watson III
                                _____________________________
                                C. Frank Watson III
                                Secretary, Treasurer and Principal Financial
                                Officer, The Nottingham Investment Trust II


     A signed original of this written statement required by Section 906 has been provided to the Funds and will be retained by the Funds and furnished to the Securities and Exchange Commission or its staff upon request.